FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President — Investor Relations and Communications
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS FIRST QUARTER 2011 RESULTS
     2011 First Quarter Commentary
•	Sales declined four percent to $1.8 billion.

•	Results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, compared to the first quarter of 2010 were as follows:
•	Gross profit margins were 25.3 percent compared to 26.7 percent.

•	Operating profit margins were 3.0 percent compared to 5.0 percent.

•	(Loss) income was $(.05) per common share compared to $.03 per common share.
•	Loss, as reported, was $(.13) per common share compared to $(.02) per common share for the first quarter of 2010.
•	Working capital as a percent of sales improved to 15.5 percent at March 31, 2011, compared to 16.3 percent at March 31, 2010.
•	We ended the first quarter of 2011 with over $1.5 billion of cash.
Taylor, Mich., (April 25, 2011) — Masco Corporation(NYSE: MAS) today reported that net sales for the first quarter ended March 31, 2011 decreased four percent, to $1.8 billion, compared to the first quarter of 2010. North American sales decreased seven percent and International sales increased four percent. In local currencies, International sales increased five percent compared with the first quarter of 2010.
(Loss) income was $(.05) per common share and $.03 per common share for the first quarters of 2011 and 2010, respectively, excluding the items in Exhibit A and with a normalized tax rate of 36 percent. Including these items, loss, as reported was $(.13) per common share and $(.02) per common share for the first quarters ended March 31, 2011 and 2010, respectively.
“As anticipated, the trends impacting our business, including depressed new home construction, the deferral of “big ticket” repair and remodel activity and commodity cost pressures have continued into 2011. In the first quarter of 2011, our sales were down four percent. Excluding cabinet products that we are exiting, as previously announced, our sales would have been down just one percent compared to a relatively strong first quarter of 2010, which benefited from the homebuyer tax credit that expired in mid-2010. In addition, on that same basis, sales in February and March of 2011 were basically flat with 2010. Plumbing Products sales were strong in first quarter of 2011 compared to last year and we believe that our North American cabinet business and our installation business, while still depressed, were able to gain share sequentially, compared to fourth quarter of 2010. We continue to manage our cost structure aggressively across our business and we anticipate that actions we have taken, or expect to take, to drive productivity, cost reductions, supply chain efficiencies and price increases will offset the impact of commodity and energy cost increases and other cost inflations for full-year 2011,” said Masco’s CEO Tim Wadhams.
Loss for the three months ended March 31, 2011 included gains of $17 million pre-tax related to the sale of financial investments.
We continue to focus on the rationalization of our businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During the first quarters of 2011 and 2010, we incurred costs and charges of $32 million pre-tax ($.06 per common share, after tax) and $14 million pre-tax ($.03 per common share, after tax), respectively, related to these initiatives.
Outlook 2011
“While we still believe that the second half of 2011 will be stronger than the first half, our enthusiasm has been tempered somewhat. Job growth has been modest at best, energy costs have increased, reflecting the turmoil in the Middle East and most economists have reduced their forecasts for 2011, including for housing starts. Given the uncertainty of the timing and strength of the recovery in our markets, we will continue to focus on the things we can control to improve our execution and strengthen our brands. The Masco Business System continues to drive positive change across the Company. Our cabinet integration is on plan and we expect will drive fixed cost reductions and share gains; we have strengthened our brands and our focus on innovation is driving exciting new opportunities across all of our product groups, and we have added outstanding talent to our leadership teams to enhance the development and execution of our business strategies,” said Tim Wadhams.
Longer-term, we are confident about the fundamentals for the new home construction and home improvement markets and we are optimistic about the future. We expect that improvements in our markets and in consumer spending, together with the changes we are driving across Masco and our financial strength will create significant value for our shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2011 first quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on April 25, 2011 and will be available on the Company’s Web site at www.masco.com.

A conference call regarding items contained in this release is scheduled for Tuesday, April 26, 2011 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-9335 (confirmation #1737120). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site.
A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #1737120) approximately two hours after the end of the call and will continue through May 3, 2011.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, shifts in consumer preferences and purchasing practices, and our ability to achieve cost savings through the Masco Business System and other initiatives. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.
The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s Web site at www.masco.com.

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
For the Three Months Ended March 31, 2011 and 2010
(In Millions, Except Per Common Share Data)

	Three Months Ended
	March 31,
	2011	2010
Net sales	$1,772	$1,852
Cost of Sales	1,347	1,360

Gross profit	425	492
Selling, general and administrative expenses	404	414

Operating profit	21	78
Other income (expense), net	(42)	(56)

(Loss) income before income taxes	(21)	22
Income tax expense	13	18

Net (loss) income	(34)	4

Less: Net income attributable to non-controlling interest	(12)	(11)

Net loss attributable to Masco Corporation	$(46)	$(7)

Loss per common share attributable to Masco Corporation (diluted):

Net loss attributable to Masco Corporation	$(0.13)	$(0.02)

Average diluted common shares outstanding	349	350

Amounts attributable to Masco Corporation:

Net loss attributable to Masco Corporation	$(46)	$(7)

Masco Corporation
Key Financial Data As Reported — Unaudited
Q1 — 2011 and 2010
(In Millions, Except Earnings Per Share)

Sales & Earnings	3/31/2011	3/31/2010	Change
Net Sales	$1,772	$1,852	-4%
Operating Profit	$21	$78	N/A
Operating Profit % of Net Sales	1.2%	4.2%	(300	) bps
Other Income (Expense), Net	$(42)	$(56)	$14
Income Tax Expense	$13	$18	N/A
Net Loss Attributable to Masco Corporation	$(46)	$(7)	N/A
Diluted EPS	$(0.13)	$(0.02)	N/A

Operating Expenses	3/31/2011	3/31/2010	Change
Cost of Sales	$1,347	$1,360	-1%
Gross Margin	24.0%	26.6%	(260	) bps
SG&A Expenses (Including GCE)	$404	$414	-2%
SG&A as a % of net sales	22.8%	22.4%	(40	) bps
General Corporate Expense (GCE)	$32	$30	7%
General Corp Expense as a % of net sales	1.8%	1.6%	20	bps

Business Segments	3/31/2011	3/31/2010	Change
Cabinets and Related Products:
Net Sales	$307	$403	-24%
Operating Loss	$(50)	$(15)	N/A
Operating Loss % of Net Sales	-16.3%	-3.7%	(1,260	) bps
Plumbing Products:
Net Sales	$710	$663	7%
Operating Profit	$84	$84	N/A
Operating Profit % of Net Sales	11.8%	12.7%	(90	) bps
Installation and Other Services:
Net Sales	$254	$273	-7%
Operating Loss	$(40)	$(42)	N/A
Operating Loss % of Net Sales	-15.7%	-15.4%	(30	) bps
Decorative Architectural Products:
Net Sales	$375	$389	-4%
Operating Profit	$69	$87	N/A
Operating Profit % of Net Sales	18.4%	22.4%	(400	) bps
Other Specialty Products:
Net Sales	$126	$124	2%
Operating Loss	$(10)	$(6)	N/A
Operating Loss % of Net Sales	-7.9%	-4.8%	(310	) bps

Total Segment Reported:
Net Sales	$1,772	$1,852	-4%
Operating Profit	$53	$108	N/A
Operating Profit % of Net Sales	3.0%	5.8%	(280	) bps

Masco Corporation
Key Financial Data As Reported — Unaudited
Q1 — 2011 and 2010
(In Millions, Except Earnings Per Share)

Business Regions	3/31/2011	3/31/2010	Change
North America
Net Sales	$1,333	$1,430	-7%
Operating Profit	$11	$64	N/A
Operating Profit % of Net Sales	0.8%	4.5%	(370	) bps
International, principally Europe
Net Sales	$439	$422	4%
Operating Profit	$42	$44	N/A
Operating Profit % of Net Sales	9.6%	10.4%	(80	) bps

Working Capital	3/31/2011	3/31/2010	Change
Receivable Days	50	51	(1)
Inventory Days	55	53	2
Payable Days	57	49	8
Working Capital (Receivables+Inventory-Payables)	$1,165	$1,279	-9%
Working Capital as a % of Sales (As Reported TTM1)	15.5%	16.3%	(80	) bps

Other	3/31/2011	3/31/2010
Dividend Payments	$27	$27
Cash Paid for Share Repurchases[2]	$30	$45
Common Shares Repurchased[2]	2	3
CAPEX	$29	$26
Depreciation and Amortization	$75	$60
Average diluted common shares outstanding	349	350

Balance Sheet Information
Long-Term Debt	$4,030	$4,100
Notes Payable	$66	$66
Total Debt	$4,096	$4,166
Shareholders’ Equity	$1,550	$2,703
Debt to Capital	73%	61%
Cash	1,505	1,378

[1]	— Trailing Twelve Months

[2]	— Common shares were repurchased to offset the effect of stock award grants in the first quarters of 2011 and 2010.

MASCO CORPORATION
Reconciliations — Exhibit A
For the Three Months Ended March 31, 2011 and 2010
(In Millions, Except Per Common Share Data)
Gross Profit and Operating (Loss) Profit Reconciliations

	Three Months Ended
	March 31,
	2011	2010
Sales	$1,772	$1,852

Gross profit, as reported	$425	$492
Rationalization charges	24	3

Gross profit, as adjusted	$449	$495

Gross margin, as reported	24.0%	26.6%
Gross margin, as adjusted	25.3%	26.7%

Operating profit, as reported	$21	$78
Rationalization charges	32	14

Operating profit, as adjusted	$51	$92

Operating margin, as reported	1.2%	4.2%
Operating margin, as adjusted	3.0%	5.0%
Earnings Per Common Share Reconciliation

	Three Months Ended
	March 31,
	2011	2010
(Loss) income before income taxes — as reported	$(21)	$22
Rationalization charges	32	14
Gains from financial investments	(17)	—

(Loss) Income before income taxes — as adjusted	(6)	$36
Tax at 36% rate	2	(13)
Less: Net income attributable to non-controlling interest	(12)	(11)

Net (loss) income — as adjusted	$(16)	$12

(Loss) earnings per common share — as adjusted	$(0.05)	$0.03

Shares outstanding	349	350
The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

Masco Corporation — 1st Quarter 2011

Page

1	Condensed Consolidated Statements of Operations — 2011 & 2010 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2011 & 2010 by Quarter — Unaudited

3	2011 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

4	2011 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

5	2011 Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

6	2010 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	2010 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

8	2010 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

9	Other Income (Expense), Net — 2011 & 2010 by Quarter — Unaudited

10	Condensed Consolidated Balance Sheets — Unaudited

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

12	Operating Profit and Margins — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2011 & 2010 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2011					2010
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales					$1,772	$7,592	$1,735	$1,957	$2,048	$1,852
Cost of Sales					1,347	5,752	1,427	1,463	1,502	1,360

Gross Profit					425	1,840	308	494	546	492
(Gross Margin as a % of Sales)					24.0%	24.2%	17.8%	25.2%	26.7%	26.6%
SG&A Expense (before lines 1, 2)					372	1,508	359	365	400	384
(S,G&A Expense as a % of Sales)					21.0%	19.9%	20.7%	18.7%	19.5%	20.7%
Operating Profit (before lines 1, 2)					53	332	(51)	129	146	108
(Operating Margin as a % of Sales)					3.0%	4.4%	-2.9%	6.6%	7.1%	5.8%
1 General Corporate Expense (GCE), Net					32	110	26	27	27	30
S,G&A Expense as a % of Sales (including lines 1,2)					22.8%	30.8%	63.7%	20.0%	20.8%	22.4%
2 Impairment Charges for Goodwill and Other Intangible Assets					—	721	721	—	—	—

Operating Profit (Loss) per F/S					$21	$(499)	$(798)	$102	$119	$78

(Loss) Income Per Common Share Attributable to Masco Corporation (Diluted):

Net (Loss) Income					$(0.13)	$(3.00)	$(2.96)	$(0.02)	$0.01	$(0.02)

Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2011 & 2010 — by Quarter — Unaudited
Notes:
-	Data exclude discontinued operations.

-	Operating results for the first quarter of 2011 include costs and charges related to business rationalizations and other initiatives of $32 million pre-tax ($.06 per common share, after tax).

-	Operating results for the second and fourth quarters of 2010 include non-cash impairment charges for financial investments of $33 million pre-tax ($.06 per common share, after tax) and $1 million pre-tax, respectively.

-	Operating results for the fourth quarter of 2010 include non-cash impairment charges for goodwill and other intangible assets of $721 million pre-tax ($1.70 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2010 include costs and charges related to business rationalizations and other initiatives of $14 million pre-tax ($.03 per common share, after tax), $51 million pre-tax ($.09 per common share, after tax), $39 million pre-tax ($.07 per common share, after tax), and $104 million pre-tax ($.19 per common share, after tax), respectively.

MASCO CORPORATION
Quarterly Segment Data — 2011
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products					$307
- Plumbing Products					710
- Installation and Other Services					254
- Decorative Architectural Products					375
- Other Specialty Products					126

- Total					$1,772

- North America					$1,333
- International, principally Europe					439

- Total, as above					$1,772

Operating (Loss) Profit:
- Cabinets and Related Products					$(29)
- Plumbing Products					90
- Installation and Other Services					(38)
- Decorative Architectural Products					70
- Other Specialty Products					(10)

- Total					$83

- North America					$41
- International, principally Europe					42

- Total, as above					$83

General Corporate Expense (GCE), Net					30

Operating Profit (after GCE and Adjustments)					53

Other Income (Expense), Net					(42)

(Loss) Income before Income Taxes					$11

Margins:
- Cabinets and Related Products					-9.4%
- Plumbing Products					12.7%
- Installation and Other Services					-15.0%
- Decorative Architectural Products					18.7%
- Other Specialty Products					-7.9%
- Total					4.7%

- North America					3.1%
- International, principally Europe					9.6%
- Total, as above					4.7%
Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-	See 2011 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2011
Including Costs and Charges for Business Rationalizations and Other Initiatives
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products					$307
- Plumbing Products					710
- Installation and Other Services					254
- Decorative Architectural Products					375
- Other Specialty Products					126

- Total					$1,772

- North America					$1,333
- International, principally Europe					439

- Total, as above					$1,772

Operating (Loss) Profit:
- Cabinets and Related Products					$(50)
- Plumbing Products					84
- Installation and Other Services					(40)
- Decorative Architectural Products					69
- Other Specialty Products					(10)

- Total					$53

- North America					$11
- International, principally Europe					42

- Total, as above					$53

General Corporate Expense (GCE), Net					32

Operating Profit (after GCE and Adjustments)					21

Other Income (Expense), Net					(42)

(Loss) Income before Income Taxes					$(21)

Margins:
- Cabinets and Related Products					-16.3%
- Plumbing Products					11.8%
- Installation and Other Services					-15.7%
- Decorative Architectural Products					18.4%
- Other Specialty Products					-7.9%
- Total					3.0%

- North America					0.8%
- International, principally Europe					9.6%
- Total, as above					3.0%
Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-	See 2011 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2011
Costs and Charges for Business Rationalizations and Other Initiatives
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products					$21
- Plumbing Products					6
- Installation and Other Services					2
- Decorative Architectural Products					1
- Other Specialty Products					—

- Total					$30

- North America					$30
- International, principally Europe					—

- Total, as above					$30

General Corporate Expense (GCE), Net					2

- Total					$32

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Quarterly Segment Data — 2010
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,147	273	292	309	273
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,592	$1,735	$1,957	$2,048	$1,852

- North America	$5,929	$1,312	$1,528	$1,659	$1,430
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,592	$1,735	$1,957	$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products	$(71)	$(46)	$(27)	$6	$(4)
- Plumbing Products	347	70	100	92	85
- Installation and Other Services	(106)	(25)	(20)	(21)	(40)
- Decorative Architectural Products	350	50	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$539	$52	$168	$197	$122

- North America	$373	$21	$116	$160	$76
- International, principally Europe	166	31	52	37	46

- Total, as above	$539	$52	$168	$197	$122

General Corporate Expense (GCE), Net	109	25	27	27	30

Operating Profit (after GCE and Adjustments)	430	27	141	170	92

Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

(Loss) Income before Income Taxes	$152	$(28)	$77	$67	$36

Margins:
- Cabinets and Related Products	-4.8%	-15.1%	-7.6%	1.5%	-1.0%
- Plumbing Products	12.9%	10.6%	14.6%	13.5%	12.8%
- Installation and Other Services	-9.2%	-9.2%	-6.8%	-6.8%	-14.7%
- Decorative Architectural Products	20.7%	14.9%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	7.1%	3.0%	8.6%	9.6%	6.6%

- North America	6.3%	1.6%	7.6%	9.6%	5.3%
- International, principally Europe	10.0%	7.3%	12.1%	9.5%	10.9%
- Total, as above	7.1%	3.0%	8.6%	9.6%	6.6%
Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2010
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,147	273	292	309	273
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,592	$1,735	$1,957	$2,048	$1,852

- North America	$5,929	$1,312	$1,528	$1,659	$1,430
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,592	$1,735	$1,957	$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products	$(250)	$(137)	$(61)	$(37)	$(15)
- Plumbing Products	331	64	97	86	84
- Installation and Other Services	(834)	(747)	(22)	(23)	(42)
- Decorative Architectural Products	345	45	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$(389)	$(772)	$129	$146	$108

- North America	$(543)	$(800)	$79	$114	$64
- International, principally Europe	154	28	50	32	44

- Total, as above	$(389)	$(772)	$129	$146	$108

General Corporate Expense (GCE), Net	110	26	27	27	30

Operating Profit (after GCE and Adjustments)	(499)	(798)	102	119	78

Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

(Loss) Income before Income Taxes	$(777)	$(853)	$38	$16	$22

Margins:
- Cabinets and Related Products	-17.1%	-45.1%	-17.1%	-9.3%	-3.7%
- Plumbing Products	12.3%	9.7%	14.1%	12.6%	12.7%
- Installation and Other Services	-72.7%	-273.6%	-7.5%	-7.4%	-15.4%
- Decorative Architectural Products	20.4%	13.4%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	-5.1%	-44.5%	6.6%	7.1%	5.8%

- North America	-9.2%	-61.0%	5.2%	6.9%	4.5%
- International, principally Europe	9.3%	6.6%	11.7%	8.2%	10.4%
- Total, as above	-5.1%	-44.5%	6.6%	7.1%	5.8%
Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2010
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$179	$91	$34	$43	$11
- Plumbing Products	15	5	3	6	1
- Installation and Other Services	8	2	2	2	2
- Decorative Architectural Products	5	5	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$207	$103	$39	$51	$14

- North America	$195	$100	$37	$46	$12
- International, principally Europe	12	3	2	5	2

- Total, as above	$207	$103	$39	$51	$14

General Corporate Expense (GCE), Net	1	1	—	—	—

- Total	$208	$104	$39	$51	$14

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	1	1	—	—	—
- Installation and Other Services	720	720	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$721	$721	$—	$—	$—

- North America	$721	$721	$—	$—	$—
- International, principally Europe	—	—	—	—	—

- Total, as above	$721	$721	$—	$—	$—

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Other Income (Expense), Net
2011 & 2010 — by Quarter — Unaudited
(in millions)

	2011					2010
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Interest Expense					$(63)	$(251)	$(63)	$(63)	$(67)	$(58)
Income from Cash and Cash Investments					2	6	2	2	1	1
Other Interest Income					—	1	—	—	—	1
Realized Gains (Losses) from Financial Investments, Net					17	9	11	(3)	1	—
Impairment Charges for Financial Investments					—	(34)	(1)	—	(33)	—
Other, Net					2	(9)	(4)	—	(5)	—

Total Other Income (Expense), Net					$(42)	$(278)	$(55)	$(64)	$(103)	$(56)

Notes:
-	Data exclude discontinued operations.

-	Other, Net, in 2011 includes currency gains of $2 million for the first quarter.

-	Other, Net, in 2010 includes currency (losses) gains of ($1) million, ($5) million, $4 million and $— for the first, second, third and fourth quarters, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	March 31,	December 31,
	2011	2010
Assets
Current Assets:
Cash and Cash Investments	$1,505	$1,715
Receivables	1,113	888
Inventories	839	732
Prepaid Expenses and Other	138	129

Total Current Assets	3,595	3,464
Property and Equipment, Net	1,719	1,737
Goodwill	2,395	2,383
Other Intangible Assets, Net	268	269
Other Assets	269	287

Total Assets	$8,246	$8,140

Liabilities
Current Liabilities:
Notes Payable	$66	$66
Accounts Payable	787	602
Accrued Liabilities	773	819

Total Current Liabilities	1,626	1,487
Long-Term Debt	4,030	4,032
Deferred Income Taxes and Other	1,040	1,039

Total Liabilities	6,696	6,558
Shareholders’ Equity	1,550	1,582

Total Liabilities and Shareholders’ Equity	$8,246	$8,140

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(dollars in millions)

	Three Months Ended
	March 31,
	2011	2010	% △

Net Sales, As Reported	$1,772	$1,852	-4%
- Acquisitions	—	—
- Currency Translation	—	—

Net Sales, Excluding Acquisitions and Currency Translation	$1,772	$1,852	-4%

North America Net Sales, As Reported	$1,333	$1,430	-7%
- Acquisitions	—	—
- Currency Translation	(3)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,330	$1,430	-7%

International Net Sales, As Reported	$439	$422	4%
- Acquisitions	—	—
- Currency Translation	3	—

International Net Sales, Excluding Acquisitions and Currency Translation	$442	$422	5%

Notes:
-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are impacting growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. Current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

-	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in millions)

	Three Months Ended March 31,
	2011		2010
	$	Margin	$	Margin
Operating Profit, As Reported	$21	1.2%	$78	4.2%
Business Rationalizations and Other Initiatives	32		14

Operating Profit, As Reconciled	$53	3.0%	$92	5.0%

Notes:
-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.